Exhibit 99.2

ThredUp Inc.
First Quarter 2021 Supplemental Financials

Key Financial Metrics for the Quarter

•Record revenue of $55.7 million
◦vs. $48.3 million in Q1’FY 2020
◦Growth of 15.2% Y/Y
•Record gross profit of $39.7 million
◦vs. $32.6 million in Q1’FY 2020
◦Growth of 21.7% Y/Y
•Gross margin of 71%
◦vs. 68% in Q1’FY 2020
◦Growth of 380 basis points Y/Y
•GAAP net loss of $16.2 million
◦vs. $13.2 million in Q1’FY 2020
•Adjusted EBITDA loss of $9.1 million
◦vs. $10.4 million in Q1’FY 2020
◦An improvement of 12.5% Y/Y
•Adjusted EBITDA margin loss of 16.4%
◦vs. loss of 21.6% in Q1’FY 2020
◦An improvement of 520 basis points Y/Y
•Cash, cash equivalents and marketable securities were $250 million at the quarter end
•Total quarter Active Buyers of 1.29 million
◦vs. 1.13 million in Q1’FY 2020
◦An increase of 14% Y/Y
•Total Orders of 1.13 million
◦vs. 956,000 in Q1’FY 2020
◦An increase of 18% Y/Y

Conference Call and Webcast

•The live call is accessible in the U.S and Canada at +1 800-367-2403 (code 8375215) and outside of the U.S. and Canada at +1 334-777-6978 (code 8375215)
•The live and archived webcast and all related earnings materials will be available at thredUP’s investor relations website: ir.thredup.com

Business Outlook

For second quarter 2021, thredUP expects:
•Revenue in the range of $53 million to $55 million
•Gross margin in the range of 70% to 72%
•An adjusted EBITDA margin loss in the range of 28% to 23%
•Depreciation and amortization of approximately $2 million
•Stock-based compensation of approximately $3 million
•Weighted-average shares of approximately 95 million
For fiscal year 2021, thredUP expects:
•Revenue in the range of $223 million to $229 million
•Gross margin in the range of 70% to 72%
•An adjusted EBITDA margin loss in the range of 20% to 16%
•Depreciation and amortization of approximately $8 million
•Stock-based compensation of approximately $11 million
•Weighted-average shares of approximately 78 million

ThredUp Inc.
First Quarter 2021 Supplemental Financials

ThredUp Inc.
Condensed Consolidated Income Statements
(in thousands, unaudited)
Period Ending	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Revenue:
Consignment revenue	$16,399	$22,000	$27,338	$32,026	$35,314	$34,914	$33,657	$34,211	$44,688
Product revenue	16,708	18,118	18,612	12,611	13,001	12,421	13,275	9,222	10,992
Total revenue	33,107	40,118	45,950	44,637	48,315	47,335	46,932	43,433	55,680
Cost of revenue:
Cost of consignment revenue	4,209	5,119	5,837	7,599	8,816	8,297	7,984	9,087	10,832
Cost of product revenue	7,903	7,402	7,579	5,660	6,873	6,027	6,172	4,611	5,130
Total cost of revenue	12,112	12,521	13,416	13,259	15,689	14,324	14,156	13,698	15,962
Gross profit	20,995	27,597	32,534	31,378	32,626	33,011	32,776	29,735	39,718

Gross margin % of revenue	63.4%	68.8%	70.8%	70.3%	67.5%	69.7%	69.8%	68.5%	71.3%

Operating expenses
Operations, product and technology	16,397	19,270	20,831	25,580	25,475	22,149	25,856	27,928	28,312
Marketing	9,250	9,499	13,557	12,674	13,001	10,898	10,614	10,252	15,446
Sales, general and administrative	4,065	5,018	5,199	7,971	7,433	6,438	6,891	7,802	10,638
Total operating expenses	29,712	33,787	39,587	46,225	45,909	39,485	43,361	45,982	54,396

Operating expenses % of revenue	89.7%	84.2%	86.2%	103.6%	95.0%	83.4%	92.4%	105.9%	97.7%

Operating income (loss)	(8,717)	(6,190)	(7,053)	(14,847)	(13,283)	(6,474)	(10,585)	(16,247)	(14,678)

Operating loss % of revenue	(26.3)%	(15.4)%	(15.3)%	(33.3)%	(27.5)%	(13.7)%	(22.6)%	(37.4)%	(26.4)%

Interest and other (expense) income, net	(670)	(399)	(191)	(94)	68	(183)	(419)	(698)	(1,466)
Income (loss) before provision for income taxes	(9,387)	(6,589)	(7,244)	(14,941)	(13,215)	(6,657)	(11,004)	(16,945)	(16,144)
Provision for (benefit from) income taxes	—	—	—	36	—	—	—	56	27
Net income (loss)	$(9,387)	$(6,589)	$(7,244)	$(14,977)	$(13,215)	$(6,657)	$(11,004)	$(17,001)	$(16,171)
Net income margin %	(28.4)%	(16.4)%	(15.8)%	(33.6)%	(27.4)%	(14.1)%	(23.4)%	(39.1)%	(29.0)%

ThredUp Inc.
Adjusted EBITDA Reconciliation
(in thousands, unaudited)
Period Ending	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Adjusted EBITDA reconciliation
Net income (loss)	$(9,387)	$(6,589)	$(7,244)	$(14,977)	$(13,215)	$(6,657)	$(11,004)	$(17,001)	$(16,171)
Add (deduct):
Depreciation and amortization	1,064	1,076	1,044	1,090	1,245	1,198	1,425	1,713	2,038
Stock-based compensation expense	681	938	941	5,118	1,442	1,966	1,649	2,279	3,498
Interest expense	296	388	379	365	273	224	368	440	559
Change in value of preferred stock warrant	(6)	18	(3)	(3)	(172)	(1)	89	285	930
Loss on extinguishment of debt	432	—	—	—	—	—	—	—	—
Provision for income taxes	—	—	—	36	—	—	—	56	27
Adjusted EBITDA	$(6,920)	$(4,169)	$(4,883)	$(8,371)	$(10,427)	$(3,270)	$(7,473)	$(12,228)	$(9,119)
Adjusted EBITDA margin %	(20.9)%	(10.4)%	(10.6)%	(18.8)%	(21.6)%	(6.9)%	(15.9)%	(28.2)%	(16.4)%

ThredUp Inc.
First Quarter 2021 Supplemental Financials (continued)

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, unaudited)
Period Ending	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Operations, product and technology	$16,397	$19,270	$20,831	$25,580	$25,475	$22,149	$25,856	$27,928	$28,312
Marketing	9,250	9,499	13,557	12,674	13,001	10,898	10,614	10,252	15,446
Sales, general and administrative	4,065	5,018	5,199	7,971	7,433	6,438	6,891	7,802	10,638
Total operating expenses	29,712	33,787	39,587	46,225	45,909	39,485	43,361	45,982	54,396
Less: Total stock based compensation	681	938	941	5,118	1,442	1,966	1,649	2,279	3,498
Total non-GAAP operating expenses	$29,031	$32,849	$38,646	$41,107	$44,467	$37,519	$41,712	$43,703	$50,898
Non-GAAP operating expenses as a % of revenue	87.7%	81.9%	84.1%	92.1%	92.0%	79.3%	88.9%	100.6%	91.4%

ThredUp Inc.
Stock Based Compensation Details
(in thousands, unaudited)
Period Ending	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Stock Based Compensation
Operations, product and technology	$432	$480	$486	$2,479	$715	$870	$987	$1,167	$1,349
Marketing	52	137	142	687	174	283	278	332	437
Sales, general and administrative	197	321	313	1,952	553	813	384	780	1,712
Total	$681	$938	$941	$5,118	$1,442	$1,966	$1,649	$2,279	$3,498

ThredUp Inc.
First Quarter 2021 Supplemental Financials (continued)

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
Period Ending	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Assets
Current assets
Cash and cash equivalents	$69,874	$79,827	$78,760	$64,485	$246,514
Accounts receivable, net	2,390	2,178	1,020	1,823	1,726
Inventory, net	3,842	3,328	3,862	3,519	3,482
Other current assets	5,012	2,688	4,257	5,332	3,168
Total current assets	81,118	88,021	87,899	75,159	254,890
Operating lease right-of-use assets	17,675	25,408	24,808	23,656	22,338
Property and equipment, net	29,519	34,187	37,900	41,131	43,562
Other assets	3,441	3,496	3,144	2,965	2,980
Total assets	$131,753	$151,112	$153,751	$142,911	$323,770

Liabilities and Stockholder's Equity
Current liabilities
Accounts payable	$6,038	$10,785	$11,893	$9,386	$14,540
Accrued and other current liabilities	28,039	28,161	30,883	32,541	37,720
Seller payable	10,535	12,385	13,340	13,724	15,194
Operating lease liabilities, current	3,297	3,432	3,838	3,643	3,095
Current portion of long-term debt	2,744	—	1,318	3,270	5,736
Total current liabilities	50,653	54,763	61,272	62,564	76,285
Operating lease liabilities, non-current	15,290	23,213	22,352	21,574	20,811
Long-term debt	13,868	24,525	28,217	31,190	33,320
Non-current liabilities	606	1,734	2,684	2,719	1,927
Total liabilities	80,417	104,235	114,525	118,047	132,343
Convertible preferred stock	246,905	246,905	247,041	247,041	—
Common stock	1	1	1	1	9
Additional paid in capital	21,935	24,133	27,350	29,989	459,756
Accumulated deficit	(217,505)	(224,162)	(235,166)	(252,167)	(268,338)
Total stockholder's (deficit) equity	(195,569)	(200,028)	(207,815)	(222,177)	191,427
Total liabilities and stockholder's equity	$131,753	$151,112	$153,751	$142,911	$323,770

ThredUp Inc.
First Quarter 2021 Supplemental Financials (continued)

ThredUp Inc.
Condensed Consolidated Cash Flows
(in thousands, unaudited)
Period Ending	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Cash flows from operating activities
Net loss	$(13,215)	$(6,657)	$(11,004)	$(17,001)	$(16,171)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,245	1,198	1,425	1,713	2,038
Stock-based compensation expense	1,442	1,966	1,649	2,279	3,498
Reduction of the carrying amount of right-of-use assets	873	992	1,017	1,152	1,318
Changes in fair value of convertible preferred stock warrants and others	(126)	119	173	395	1,048
Changes in operating assets and liabilities:
Accounts receivable, net	(338)	212	1,158	(803)	97
Inventory, net	51	514	(534)	343	37
Other current and non-current assets	(1,977)	2,113	(312)	208	(457)
Accounts payable	1,122	5,239	(332)	(2,560)	4,722
Accrued and other current liabilities	1,791	121	2,340	930	4,784
Seller payable	1,218	1,850	955	384	1,470
Operating lease liabilities	(1,186)	(793)	(872)	(973)	(1,311)
Other non-current liabilities	(2)	761	941	(309)	4
Net cash (used in) provided by operating activities	(9,102)	7,635	(3,396)	(14,242)	1,077

Cash flows from investing activities
Purchase of property and equipment	(4,673)	(6,022)	(3,664)	(5,065)	(4,099)
Net cash used in investing activity	(4,673)	(6,022)	(3,664)	(5,065)	(4,099)

Cash flows from financing activities
Proceeds from debt issuances, net of issuance costs	—	8,427	5,000	4,925	4,625
Repayment of debt	(714)	(476)	—	—	—
Proceeds from issuance of Class A common stock upon initial public offering, net of underwriting discounts and commissions	—	—	—	—	180,284
Proceeds from exercise of common stock options	10	232	1,568	360	1,875
Payment of costs for the initial public offering	(81)	—	(570)	(466)	(1,733)
Net cash (used in) provided by financing activities	(785)	8,183	5,998	4,819	185,051

Net increase (decrease) in cash, cash equivalents and restricted cash and cash equivalents	(14,560)	9,796	(1,062)	(14,488)	182,029
Cash, cash equivalents and restricted cash and cash equivalents
Beginning of period	87,853	73,293	83,089	82,027	67,539
End of period	$73,293	$83,089	$82,027	$67,539	$249,568

About ThredUp Inc.
thredUP is transforming resale with technology and a mission to inspire a new generation of consumers to think secondhand first. By making it easy to buy and sell secondhand, thredUP has become one of the world’s largest resale platforms for women’s and kids’ apparel, shoes and accessories. Sellers love thredUP because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers love shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. In 2018, we extended our platform with thredUP Resale-As-A-Service (RaaS), which facilitates modern resale for a number of the world’s leading brands and retailers. thredUP has processed over 100 million unique secondhand items from 35,000 brands across 100 categories. By extending the life cycle of clothing, thredUP is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this presentation include, but are not limited to, guidance on financial results for the second quarter and full year of 2021; statements about future operating results and our long term growth; the momentum of our business; the growth rates in the markets in which we compete; the impact of the COVID-19 pandemic on consumer behavior and our business; our investments in technology and infrastructure; and our ability to attract new Active Buyers.
The forward-looking statements contained in this presentation are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations'' in the final prospectus for our initial public offering filed on March 26, 2021 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. The forward-looking statements in this presentation are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing thredUP’s views as of any date subsequent to the date of this presentation.

Additional information regarding these and other factors that could affect thredUP's results is included in thredUP’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Operating Metrics
An Active Buyer is a thredUP buyer who has made at least one purchase in the last twelve months. A thredUP buyer is a customer who has created an account in our marketplace. A thredUP buyer is identified by a unique email address and a single person could have multiple thredUP accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplace, including through our RaaS partners, in a given period, net of cancellations.
Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin and non-GAAP operating expenses. In addition to our results determined in accordance with GAAP, we believe that Adjusted EBITDA, Adjusted EBITDA margin and non-GAAP operating expenses, non-GAAP measures, are useful in evaluating our operating performance. We use Adjusted EBITDA, Adjusted EBITDA margin and non-GAAP operating expenses to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that Adjusted EBITDA, Adjusted EBITDA margin and non-GAAP operating expenses, when taken collectively with our GAAP results, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Adjusted EBITDA. Adjusted EBITDA margin and non-GAAP operating expenses are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from a similarly-titled non-GAAP measure used by other companies.
A reconciliation is provided above for Adjusted EBITDA to net loss and non-GAAP operating expenses to total operating expenses, respectively, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted to exclude depreciation and amortization, stock-based compensation expense, interest expense, change in fair value of convertible preferred stock warrant liability and provision for income taxes. We calculate non-GAAP operating expenses as total operating expenses less stock based compensation expenses.
Investors are encouraged to review our results determined in accordance with GAAP and the reconciliation of Adjusted EBITDA to net loss and non-GAAP operating expenses to total operating expenses. thredUP is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to net loss because certain items are out of thredUP’s control or cannot be reasonably predicted.

Historically, these items have included, but are not limited to, depreciation and amortization, stock-based compensation expense, change in fair value of convertible preferred stock warrant liability and provision for income taxes. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort. However, for the second quarter of 2021 and full year 2021 depreciation and amortization is expected to be $2 million and $8 million, respectively. In addition, for the second quarter of 2021 and full year 2021 stock-based compensation expense is expected to be $3 million and $11 million, respectively. These items are uncertain, depend on various factors, and could result in projected net loss being materially less than is indicated by currently estimated Adjusted EBITDA.